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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): May 31, 1999


                               WITCO CORPORATION
            (Exact name of registrant as specified in its charter)

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          Delaware                    001-4654                13-187000
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
      of incorporation)                                 Identification Number)

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                               One American Lane
                            Greenwich, Connecticut
                                  06831-2559
              (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (203) 552-2000

                                      N/A

         (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS

   Witco Corporation, a Delaware corporation ("Witco"), Crompton & Knowles Corporation, a Massachusetts corporation ("Crompton") and Park Merger Co., a Delaware corporation and wholly owned subsidiary of Crompton ("Newco"), have entered into an Agreement and Plan of Reorganization, dated as of May 31, 1999 (the "Merger Agreement"). The Merger Agreement provides for, among other things: (a) the merger of Crompton with and into Newco (the "First Step Merger"), to be immediately followed by (b) the merger of Witco with and into Newco (the "Second Step Merger," and, with the First Step Merger, the "Merger"). The name of the combined company will be "C & K Witco Corporation" and its headquarters will remain in the State of Connecticut. Vincent A. Calarco, Chairman, President and Chief Executive Officer of Crompton, will be the President and Chief Executive Officer of the combined company. E. Gary Cook, Chairman, President and Chief Executive Officer of Witco will be the Chairman of the Board of the combined company. The board of directors of the combined company will consist of seven directors appointed by Crompton and seven directors appointed by Witco. The Merger is expected to be (a) accounted for under the "purchase" method of accounting and (b) a "reorganization" under the Internal Revenue Code of 1986, as amended.

   At the effective time of the First Step Merger, (a) each share of common stock, par value $.10 per share, of Crompton ("Crompton Common Stock") outstanding immediately prior to the effective time of the First Step Merger will be converted into one share of common stock, par value $.01 per share of Newco ("Newco Common Stock"), and (b) all rights with respect to Crompton Common Stock pursuant to stock options outstanding at such effective time, whether or not then exercisable, shall be converted into and become rights with respect to Newco Common Stock on otherwise similar terms. At the effective time of the Second Step Merger, (a) each share of common stock, par value $5.00 per share, of Witco ("Witco Common Stock") outstanding immediately prior to the effective time of the Second Step Merger will be converted into the right to receive 0.9242 shares (the "Exchange Ratio") of Newco Common Stock and (b) all rights with respect to Witco Common Stock pursuant to stock options outstanding at such effective time, whether or not then exercisable, shall be converted into and shall become rights with respect to Newco Common Stock on otherwise substantially similar terms, adjusted to reflect the Exchange Ratio.

   Consummation of the Merger is subject to a number of conditions, including
(a) the adoption of the Merger Agreement by the stockholders entitled to vote thereon of each of Crompton and Witco, (b) receipt of all requisite governmental approvals and (c) certain other customary conditions. Each of the parties has also agreed to pay a fee of $30 million (the "Termination Fee") to the other party in the event that the Merger Agreement is terminated under certain circumstances relating to a competing transaction.

   In connection with the Merger Agreement, Witco and Crompton have also entered into cross stock option agreements, each dated May 31, 1999. Pursuant to the Witco stock option agreement, Witco granted to Crompton an irrevocable option to purchase, under circumstances in which the Termination Fee is payable by Witco, up to 11,471,159 shares of Witco Common Stock at a price, subject to certain adjustments, of $17.50 per share (the "Crompton Option"). Pursuant to the Crompton stock option agreement, Crompton granted to Witco an irrevocable option to purchase, under circumstances in which the Termination Fee is payable by Crompton up to 13,025,917 shares of Crompton Common Stock at a price, subject to certain adjustments, of $18.375 per share (the "Witco Option" and, with the Crompton Option, the "Options"). Each of the Options, if exercised by the grantee thereof, is intended to provide the grantee, before giving effect to the exercise of such Option, 19.9% of the total number of shares then issued and outstanding and is subject to a profit limitation of $30 million. Under certain circumstances, each of the parties may be required to repurchase the applicable Option or the shares acquired pursuant to the exercise of such Option.

   A copy of the joint press release of June 1, 1999, regarding the Merger is attached as Exhibit 99.1 hereto, and is hereby incorporated herein by reference.

   A copy of the presentation to investors, dated June 1, 1999, regarding the Merger and given jointly by Crompton and Witco is attached as Exhibit 99.2 hereto and is hereby incorporated herein by reference.

   The exhibits to this current report on Form 8-K contain forward looking statements with respect to the financial conditions, results of operations and businesses of each of Crompton and Witco and, assuming the consummation of the Merger, a combined Crompton/Witco, including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the Merger; (b) the impact on revenues of the Merger; and (c) the restructuring charges expected to be incurred in connection with the Merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ from those contemplated by such forward looking statements include, among others, the following possibilities: (a) expected cost savings from the Merger cannot be fully realized or realized within this expected time-frame; (b) revenues following the Merger are lower than expected; (c) competitive pressure among companies in the chemical products industry increases significantly; (d) costs or difficulties related to the integration of the businesses of Crompton and Witco are greater than expected;
(e) general economic conditions, either internationally or nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (f) legislation or regulatory requirements or changes adversely affect the business in which the combined company would be engaged.

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   Such forward-looking statements speak only as of the date on which such statements were made, and Witco undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

          -    Not Applicable

(b)  Pro forma financial information.

          -    Not Applicable

(c)  Exhibits.

          99.1 Joint press release, dated June 1, 1999, issued by Crompton & Knowles Corporation and Witco Corporation.

          99.2 Investor Presentation Materials, dated June 1, 1999, regarding the Merger.

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                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WITCO CORPORATION
                                        (Registrant)


Date: June 4, 1999                      By: /s/ Camillo DiFrancesco
                                            -----------------------
                                            Name:  Camillo DiFrancesco
                                            Title: Senior Vice President &
                                                   Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.               Description of the Exhibit

99.1 Joint press release, dated June 1, 1999, issued by Crompton & Knowles Corporation and Witco Corporation.


99.2        Investor Presentation Materials, dated June 1, 1999, regarding the
            Merger.

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